

ASTORIA FINANCIAL CORPORATION

Long Island's Premier Community Bank

Investor Presentation
First Quarter Ended
March 31, 2012

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would," and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes, including the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regarding foreclosures, may adversely affect our business; transition of our regulatory supervisor from the Office of Thrift Supervision to the Office of the Comptroller of the Currency; effects of changes in existing U.S. government or government-sponsored mortgage programs; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile NYSE: AF

- $17.1 billion in assets
- $13.4 billion in loans
- $11.1 billion in deposits
- 6.4% deposit market share in Long Island market[(1)]
  - Largest thrift depository
- Insider & ESOP stock ownership: 17%[(2)]
- Well capitalized

All figures in this presentation are as of March 31, 2012, except as noted.
(1) Deposit market share data as of June 30, 2011.
(2) Excludes stock options.

ASTORIA FINANCIAL CORPORATION

Capital Ratios

At March 31, 2012



18%
12%
6%
0%
8.75%
7.47%
14.92%
12.75%
16.19%
14.03%
Leverage/Tangible Tier 1 Leverage
Tier 1 Risk-Based
Risk-Based
Bank
Holding Company

Astoria Financial Corporation

Financial Highlights

Operations

- Low cost savings, money market and checking account deposits increased $176.1 million, or 12% annualized, from December 31, 2011 to $5.9 billion, or 53% of total deposits
- Residential portfolio originations of $880.4 million for the first quarter 2012
- Multi-family/CRE loan originations for portfolio totaled $344.3 million, up 70% from 2011 fourth quarter
- Multi-family/CRE loan pipeline increased 101% from December 31, 2011 to $798.6 million

Asset Quality

- Early stage loan delinquencies (30-89 days) declined $52.2 million, or 24%, from December 31, 2011 to $163.3 million
- Total loan delinquencies (30 days or more past due) and real estate owned, net, declined $37.6 million, or 6%, from December 31, 2011, to $558.8 million

Astoria Financial Corporation

Core Competency

- Mortgage Lending
  - Portfolio lender, not a mortgage banker
    - ✓ Residential lending expertise
    - ✓ Multi-family and CRE lending expertise
  - Solid asset quality
- Retail Banking
  - Premier community bank on Long Island
  - Dominant deposit market share
  - #1 thrift depository in core market, #4 among all banks

ASTORIA FINANCIAL CORPORATION

Residential Mortgage Lending

- $10.5 billion portfolio
  - No sub-prime, payment option or negative amortization ARM lending
  - Primarily 5/1 and 7/1 jumbo prime hybrid ARMs and 15 year fixed rate jumbo loans
  - Weighted average LTV[1] on total residential loan portfolio <61%
    - ✓ $5.3 billion of residential portfolio originated 2008 through 1Q12; weighted average LTV = 56%[1]
    - ✓ $3.1 billion of residential portfolio originated 2005 through 2007; weighted average LTV = 68%[1]
    - ✓ $2.1 billion of residential portfolio originated pre-2005; weighted average LTV = 59%[1]

- Multiple delivery channels provide flexibility & efficiency
  - Retail
  - Commissioned brokers covering 15 states[2]
  - Third party originators – correspondents covering 16 states[2]

- Geographically diversified portfolio
  - Reduces lending concentrations

(1) LTV ratios are based on current principal balances and original appraised values.
(2) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

ASTORIA FINANCIAL CORPORATION

Multi-family/Commercial Real Estate Portfolio

- $2.5 billion portfolio
  - Weighted average coupon at March 31, 2012: 5.56%[1], weighted average LTV < 57%[2]
  - 1Q12 originations of $344.3 million, average loan amount = $3.4 million with a weighted average LTV at origination of 52%

- Approximately 70% of multi-family portfolio originated prior to 2011 is subject to rent control or rent stabilization. Approximately 90% of multi-family closed and pipeline loans are subject to rent control or rent stabilization

- Resumed originating loans in 3Q11
  - Pipeline of $798.6 million at March 31, 2012 with average coupon of 3.68%, and average loan size of $3.1 million
  - Focus:
    - ✓ Rent controlled, rent stabilized apartments in New York City
    - ✓ $3 - $5 million in size

(1) Excludes non-performing loans.
(2) Based on current principal balances and original appraised values.

Astoria Financial Corporation

Leading Retail Banking Franchise

- $11.1 billion in deposits, 85 banking office network
  - Low cost/stable source of funds – weighted average rate: 1.04%
  - Low cost savings, money market and checking accounts increased $176.1 million, or 12% annualized, from December 31, 2011, to $5.9 billion, or 53% of total deposits
  - 57% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship
- $10.2 billion, or 94% of total depositors live within 5 miles of a branch – **no broker or municipal deposits**
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $130 Million
  - Westchester Offices (3) – Average Deposits of $157 Million
- Alternative delivery channels
  - ATM's, telephone, Internet and mobile banking

ASTORIA FINANCIAL CORPORATION

Retail Banking Philosophy

- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 700 local organizations and not-for-profit agencies

Astoria Federal is an integral part of the fabric of the communities it serves

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:
#1- all thrifts, #4- all banks



Kings County (Brooklyn)
Population: 2,521,808
Median household income: $38,578
Deposits: $1.3 billion
Branches: 12
Market share: 4%
Rank: #1 thrift, #7 all banks

Queens County
Population: 2,240,310
Median household income: $52,935
Deposits: $2.6 billion
Branches: 17
Market share: 6%
Rank: #1 thrift, #5 all banks

Nassau County
Population: 1,341,439
Median household income: $92,674
Deposits: $4.4 billion
Branches: 28
Market share: 8%
Rank: #1 thrift, #5 all banks

Suffolk County
Population: 1,495,266
Median household income: $82,593
Deposits: $2.5 billion
Branches: 25
Market share: 7%
Rank: #1 thrift, #5 all banks

TOTAL 4 COUNTY POPULATION: 7,598,823
Exceeds population of 38 individual U.S. states

Sources: FDIC Summary of Deposits (as of June 30, 2011)
SNL Financial LC

ASTORIA FINANCIAL CORPORATION

Market Share Trend 1999 - 2011

Brooklyn, Queens, Nassau and Suffolk

Ranked by June 2011 Market Share
($ in millions)

	Institution	June 30, 2011 Deposits	June 11 Market Share	June 99-11 Market Share Gain/(Loss)	June 99-11 Change in # of Branches
1	Chase	$ 35,717	20.9 %	(4.4) %	32
2	Capital One	23,118	13.5	(2.1)	5
3	Citibank	22,504	13.1	0.7	(21)
4	**ASTORIA***	**10,908**	**6.4**	**(1.9)**	**(2)**
5	HSBC	10,654	6.2	(1.4)	(8)
6	NY Community	9,027	5.3	(2.0)	25
7	TD Bank	8,651	5.1	5.1	85
8	Bank of America	7,723	4.5	(2.6)	(4)
	Total - Top 8	**$ 128,302**	**74.9 %**	**(8.6) %**	**+ 112**
	Total - Core Market	**$ 171,214**	**100.0 %**		**+ 403**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2011. Top 8 represents institutions with deposits exceeding $5 Billion.

Note: Astoria's low cost savings, money market and checking accounts increased $176.1 million, or 12% annualized, from December 31, 2011, to $5.9 billion, or 53% of total deposits.

ASTORIA FINANCIAL CORPORATION

Current Focus

- ***Growth***
- Operating Efficiency
- Credit
- Margin
- Interest Rate Risk

ASTORIA FINANCIAL CORPORATION

Poised for Growth

- **Assets:**
  - Multi-family/CRE loan originations totaled $344.3 million for 1Q12
  - Multi-family/CRE loan pipeline increased 101% from December 31, 2011 to $798.6 million

- **Liabilities:**
  - Low cost savings, money market and checking account deposits increased $176.1 million, or 12% annualized, from December 31, 2011 to $5.9 billion, or 53% of total deposits. Continue with personal and business checking marketing compaigns

ASTORIA FINANCIAL CORPORATION

Current Focus

- Growth
- ***Operating Efficiency***
- Credit
- Margin
- Interest Rate Risk

ASTORIA FINANCIAL CORPORATION

Operating Efficiency

Cost Control Initiatives

- Staff
  - Salary freeze for executive and senior officers
  - No incentive bonus for 2012
  - No equity awards granted for 2012
- Benefit Programs
  - Implementation of a freeze in all defined benefit programs effective April 30, 2012
  - ESOP share release expected to be completed in 1H13
- Operations
  - Company-wide review of staffing levels completed February 2012 resulted in the elimination of 142 positions
- Results
  - Expect G & A expenses to be at a $75 million quarterly run-rate

Astoria Financial Corporation

Current Focus

- Growth
- Operating Efficiency
- ***Credit***
- Margin
- Interest Rate Risk

ASTORIA FINANCIAL CORPORATION

Asset Quality Focus

- Limited credit risk
  - No sub-prime, payment option or negative amortization ARM lending
  - No Alt A loans originated since 2007
  - Conservative underwriting, top quality loans, low LTVs at origination
  - Improving asset quality
    - ✓ $5.3 billion, or 51% of residential portfolio, originated 2008 through 1Q12 with a weighted average LTV of 56%[1]; of which only $7.7 million are non-performing
    - ✓ Residential I/O portfolio reduced by $3.6 billion over last 3 years
  - Total non-performing loans: $355.6 million, or 2.66% of total loans, or 2.08% of total assets
    - ✓ Includes $312.2 million of residential loans, of which $258.4 million[2] were reviewed at 180 days delinquent and annually thereafter and charged-off, as needed, to estimated fair value of the underlying collateral at such time, less estimated selling costs
    - ✓ No geographic concentration of NPLs
- Top quality MBS portfolio
  - 99% GSE/agency
  - Average life 2.6 years

(1) LTV ratios are based on current principal balances and original appraised values.
(2) Represents 83% of total non-performing residential mortgage loans of $312.2 million.

Astoria Financial Corporation

Geographic Composition of Residential NPLs

At March 31, 2012
($ in millions)

State	Total Residential Loans	% of Total Residential Loans	Total Residential Non-Performing Loans	% of Total Residential Non-Performing Loans	Residential Non-Performing Loans as a % of State Totals
New York*	$ 3,001.5	28.5 %	$ 44.6	14.2 %	1.49 %
Illinois*	1,209.7	11.4	46.4	14.9	3.84
Connecticut*	1,123.6	10.7	29.9	9.6	2.66
Massachusetts*	821.9	7.8	11.0	3.5	1.34
New Jersey*	753.6	7.1	57.4	18.4	7.62
California	663.8	6.3	29.2	9.4	4.40
Virginia	634.9	6.0	11.8	3.8	1.86
Maryland*	611.0	5.8	39.3	12.6	6.43
Washington	300.8	2.9	3.5	1.1	1.16
Texas	262.7	2.5	0.0	0.0	0.00
All other states [1,2]	1,161.9	11.0	39.1	12.5	3.37
TOTAL	**$ 10,545.4**	**100.0 %**	**$ 312.2**	**100.0 %**	**2.96 %**

* Judicial foreclosure required.

(1) Includes 25 states and Washington, D.C.
(2) Includes Florida with $191.3 million of total loans, of which $22.0 million are non-performing loans.

ASTORIA FINANCIAL CORPORATION

Residential Loan Portfolio

($ in Billions)



Amortizing vs. Interest-Only[1]
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$11.6
$12.3
$11.9
$10.9
$10.6
$10.5
$7.6
$7.4
$6.3
$5.1
$3.8
$3.6
$4.0
$4.9
$5.6
$5.8
$6.8
$6.9
2007
2008
2009
2010
2011
03/31/12
Amortizing
Interest-Only



Full Doc vs. Alt A[2]
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$11.6
$12.3
$11.9
$10.9
$10.6
$10.5
$2.9
$2.5
$2.1
$1.8
$1.6
$1.5
$8.7
$9.8
$9.8
$9.1
$9.0
$9.0
2007
2008
2009
2010
2011
03/31/12
Full Doc
Alt A

(1) Interest-Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest-only loans have been originated since 2010.

(2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007.

Astoria Financial Corporation

Current Focus

- Growth
- Operating Efficiency
- Credit
- ***Margin***
- Interest Rate Risk

Margin Outlook

We anticipate the margin for full year 2012 will be relatively similar to the first quarter 2012 net interest margin of 2.20%.

- CDs were either issued or repriced during March 2012 with a weighted average rate of 0.21%
- CDs scheduled to mature during the next three quarters:
  - 2Q12: $1.5 billion with a weighted average rate of 1.34%
  - 3Q12: $0.9 billion with a weighted average rate of 1.97%
  - 4Q12: $0.6 billion with a weighted average rate of 1.88%
- Borrowings[1] scheduled to mature during the next three quarters:
  - 2Q12: $0.8 billion with a weighted average rate of 1.81%
  - 3Q12: $0.2 billion with a weighted average rate of 4.33%
  - 4Q12: $0.2 billion with a weighted average rate of 3.90%
- Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 2Q12: $0.9 billion with a weighted average rate of 4.13%
  - 3Q12: $1.0 billion with a weighted average rate of 3.96%
  - 4Q12: $1.0 billion with a weighted average rate of 3.94%

(1) Excludes $250.0 million of 5.75% senior unsecured notes scheduled to mature 4Q12.

Astoria Financial Corporation

Current Focus

- Growth
- Operating Efficiency
- Credit
- Margin
- ***Interest Rate Risk***

Astoria Financial Corporation

Interest Rate Risk Management

- One year cumulative interest rate sensitivity gap at March 31, 2012: **+ 2.38%**
  - **Activity during the period ended March 31, 2012:**
    - ✓ Stable low cost savings, money market and checking deposits increased $176.1 million, or 12% annualized, to $5.9 billion at March 31, 2012

- Key balance sheet components
  - Approximately $5.2 billion, or 40%, of mortgage portfolio matures or reprices in one year or less
  - Weighted average life of MBS portfolio of 2.6 years

Astoria Financial Corporation

Investment Summary

- Simple, time-tested business model
  - Quality mortgage lending
  - Quality retail lending
- Improving asset quality
  - $5.3 billion, or 51% of residential portfolio, originated 2008 through 1Q12; weighted average LTV = 56%[1]
  - No Alt A loans originated since 2007
  - Residential I/O portfolio reduced by $3.6 billion over last 3 years
- Poised for growth in 2012
  - Multi-family/CRE loan pipeline increased 101% from December 31, 2011 to $798.6 million – projected originations in excess of $1.5 billion in 2012
- Attractive retail banking franchise
  - Dominant deposit market share in Long Island market
  - Core deposit growth – emphasis on personal and business checking marketing campaigns
- Improving operating efficiency
- Well capitalized
- Inside ownership at 17%[2]

(1) LTV ratios are based on current principal balances and original appraised values.
(2) Excludes stock options.

ASTORIA FINANCIAL CORPORATION

Addendum

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
Monte N. Redman President & CEO	Chief Executive Officer	61	38
Alan P. Eggleston Sr. EVP, Secretary and CRO	Chief Risk Officer	58	32
Frank E. Fusco Sr. EVP, Treasurer & CFO	Chief Financial Officer	49	22
Gerard C. Keegan Vice Chairman, Sr. EVP & COO	Chief Operating Officer	65	41
Josie Callari Executive Vice President	Chief Support Services Officer	59	40
Robert J. DeStefano Executive Vice President	Chief Information Officer	53	33
Brian T. Edwards Executive Vice President	Managing Director, Retail Banking Group	51	19
Gary M. Honstedt Executive Vice President	Managing Director, Multi-Family/ Commercial Real Estate Services Group	63	40

Astoria Financial Corporation

Residential Mortgage Loan Originations*

By Product Type

($ in Billions)



3/1 ARM
5/1 ARM
Other ARM
Other
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.0
$2.9
$2.9
$2.5
$3.6
$3.7
$3.1
$2.9
$3.5
$0.9

	2003	2004	2005	2006	2007	2008	2009	2010	2011	1Q12
Net portfolio growth:	($238.3) M	+ $83.7 M	+ $703.2 M	+ $456.2 M	+ $1.4 B	+ $721.3 M	($454.3) M	($1.0) B	($293.5) M	($16.2) M
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22% **	4.73%**	4.16%**	4.03%**

* For portfolio
** Excludes non-performing loans

Astoria Financial Corporation

Residential Mortgage Loan Originations*

By Delivery Type

($ in Billions)



$4.0
$3.0
$2.0
$1.0
$0.0
$3.2
$3.3
$2.7
$3.8
$3.8
$3.6
$3.2
$3.7
$1.0
2004
2005
2006
2007
2008
2009
2010
2011
1Q12
Retail
Broker
Correspondent

* Includes loans originated for sale.

ASTORIA FINANCIAL CORPORATION

Geographic Composition of Residential Loan Originations

For the quarter ended March 31, 2012



New York
38%
New Jersey
4%
Connecticut
12%
Illinois
9%
Massachusetts
12%
Other < 5%
25%

Total Residential Loan Originations
$957.7 Million(1)
Weighted Average LTV: 59%(2)

(1) Includes $77.3 million originated for sale.
(2) Loans originated for portfolio.

Astoria Financial Corporation

Core Community Deposits

At March 31, 2012


Retail CDs:
$5.2B, or 47%
of Total Deposits, @ 1.91%
Savings, Money Market and
Checking:
$5.9B, or 53% of Total
Deposits, @ 0.27%

No broker or municipal deposits

* Note: 57% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship.

ASTORIA FINANCIAL CORPORATION

Sales – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

"Sales Oriented and Service Obsessed"

- A "needs" based approach to sales rather than "product" based approach
- Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: *Favorably Positioned Against Competitors*

- 77% of Astoria customers are highly satisfied
- 75% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service

Survey results are based on a 2010 Independent Customer Satisfaction Survey.

Community Involvement

Key Initiatives

- **Education First**
  - Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve
- **Neighborhood Outreach**
  - Through funding and volunteer efforts, supports over 700 community-based organizations and not-for-profit agencies that enrich the communities within our market area
  - Reinforces community involvement by promoting neighborhood news and events in our local community branches
- **Results/Recognition**
  - Seven consecutive "Outstanding" Community Reinvestment Act ratings by our primary banking regulator

Astoria Federal is an integral part of the fabric of the communities it serves

Astoria Financial Corporation

Glossary

ALL	–	Allowance for Loan Losses
ARM	–	Adjustable Rate Mortgage
CRE	–	Commercial Real Estate
ESOP	–	Employee Stock Ownership Plan
GAAP	–	Generally Accepted Accounting Principles
GSE	–	Government Sponsored Enterprise
I/O	–	Interest-Only
LTV	–	Loan-To-Value Ratio
MBS	–	Mortgage-Backed Securities
NPL	–	Non-Performing Loan

Astoria Financial Corporation

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

Astoria Financial Corporation